UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, Kansas 67210
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (316) 526-9000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2021, Spirit AeroSystems Holdings, Inc. (the “Company”) held its 2021 annual meeting of stockholders. The following is a summary of the voting results for each matter presented at the Company’s 2021 annual meeting of stockholders.

Proposal 1: Election of Directors. The stockholders elected the following ten nominees to serve as directors until the 2022 annual meeting of stockholders and until the election and qualification of his or her respective successor, subject to each director’s earlier death or disability. Voting results for this proposal follow.

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen A. Cambone	58,907,221	2,309,203	35,138	18,296,594
Charles L. Chadwell	51,636,023	8,871,896	743,643	18,296,594
Irene M. Esteves	57,848,432	3,368,202	34,928	18,296,594
Paul E. Fulchino	53,005,543	8,209,827	36,192	18,296,594
Thomas C. Gentile III	58,023,433	3,193,026	35,103	18,296,594
Richard A. Gephardt	57,082,878	4,106,600	62,084	18,296,594
Robert D. Johnson	54,099,138	7,116,105	36,319	18,296,594
Ronald T. Kadish	55,808,931	5,406,749	35,882	18,296,594
John L. Plueger	58,918,439	2,292,479	40,644	18,296,594
Laura H. Wright	58,922,512	2,291,643	37,407	18,296,594

Proposal 2: Advisory Vote on Executive Compensation. The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. Voting results for this proposal follow.

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,474,508	12,698,479	78,575	18,296,594

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for fiscal year 2021. Voting results for this proposal follow.

Votes For	Votes Against	Abstentions
78,128,634	1,317,656	101,866

Proposal 4: Stockholder Proposal Requesting Amendment to Proxy Access Bylaw. The stockholders did not approve the stockholder proposal requesting an amendment to the Company’s proxy access bylaw. Voting results for this proposal follow.

Votes For	Votes Against	Abstentions	Broker Non-Votes
21,599,326	39,541,399	110,837	18,296,594

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: May 4, 2021	/s/ Mindy McPheeters
	Name:	Mindy McPheeters
	Title:	Senior Vice President, General Counsel and Corporate Secretary